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                                  EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF QUARTERLY REPORT ON FORM 10 - QSB OF ADVANCED REFRACTIVE TECHNOLOGIES, INC.

                      FOR THE QUARTER ENDED SEPTEMBER 30, 2006

The undersigned is the Treasurer of Advanced Refractive Technologies, Inc. (the "Company"). This certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Quarterly Report on Form 10-QSB of the Company for the period ended September 30, 2006.

I, Laurence M. Schreiber certify that the Quarterly Report on Form 10-QSB for the period ended September 30, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is executed as of November 14, 2006.

                  /s/ Laurence M. Schreiber
                  --------------------------------------------------------------
                  Laurence M. Schreiber, Treasurer (principal financial officer)